ALLIANCE NEW EUROPE FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1999

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

March 26, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy, and outlook of the Alliance New Europe Fund for the period ended January 31, 1999.

INVESTMENT RESULTS AND ACTIVITY
The following table provides information on Alliance New Europe Fund's performance and, for comparison, that of relevant benchmarks for the six- and 12-month periods ended January 31, 1999. The Fund's Class A shares modestly underperformed the benchmark (the MSCI Europe Index) for the six months ended January 31, 1999, but matched its performance over the preceding 12 months. The Fund outperformed its peer group universe, represented by the Lipper European Region Funds Average during the periods.

Our bottom-up stock selection process influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth at a reasonable price based on internally generated research provided by our eight industry-oriented European analysts located in London. The events of the last six months and their effect on the outlook for profits in a variety of industries precipitated some material changes in the composition of the Fund's portfolio, but not before we suffered somewhat in terms of our performance. Specifically, the Fund's exposure to economically sensitive issues and select financial stocks undermined performance in the six-month period ended January 31, 1999. In fact, it was this very same group that led to our strong performance in the first part of 1998 and effectively allowed our returns to match that of the benchmark.


INVESTMENT RESULTS*
Periods Ended January 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                            --------      ---------
ALLIANCE NEW EUROPE FUND
  Class A                                    -1.78%         22.71%
  Class B                                    -2.07%         21.81%
  Class C                                    -2.02%         21.86%

MSCI EUROPE INDEX                            -0.85%         22.96%

LIPPER EUROPEAN REGION FUNDS AVERAGE         -5.23%         19.44%



* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JANUARY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF OVER 550 STOCKS TRADED IN 15 EUROPEAN MARKETS. THE LIPPER EUROPEAN REGION FUNDS AVERAGE (LIPPER AVERAGE) REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE EUROPEAN REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER AVERAGE, FOR THE SIX- AND 12-MONTH PERIODS ENDED JANUARY 31, 1999 REFLECTS PERFORMANCE OF 104 AND 96 MUTUAL FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


INVESTMENT AND MARKET REVIEW
The six months ending January 31, 1999 were a period of extreme volatility in financial markets in general and in Europe particularly. Russia's default on its debt obligations in August and the subsequent problems at Long-Term Capital Management in September fanned investors' fears of an escalation of the emerging markets problems. These problems, which had started in Asia one year previously, created concerns about global price pressures, financial system stability, and economic growth. By early October, equity markets in Europe had given up all the gains they had accrued in the first half of 1998. It was not until swift action was taken by key central banks around the world that the equity markets started to stabilize. With liquidity overwhelming concerns about slowing profits growth, European equity markets recovered strongly into year-end with many markets able to post 20% plus returns for all of 1998.


1


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Changes in the outlook for global growth and its implications for corporate profit growth precipitated a change in the Fund's holdings starting in September. Tepid growth, accompanied by further deflationary tendencies, led us to reason that the same trends evident in the U.S. would evidence themselves in Europe. That is to say that economically, the consumer would remain the primary beneficiary of global trends, while manufacturers, particularly those close to the primary or commodity-end of the production spectrum, would continue in relative terms to suffer. In stock market terms, this suggests to us that a benign interest rate outlook, coupled with surplus liquidity, should lead investors to favor companies with high price to earnings ratios and good earnings visibility/momentum at the expense of cheaply valued cyclical companies lacking in earnings visibility.

This led us to sell manufacturers or commodity producers such as L'Air Liquide, BASF AG (chemicals), Thyssen AG, Johnson Matthey Plc (metals), and Veba AG (oil & chemicals). These were replaced with companies in the consumer services area such as Essilor International SA (eyeglass manufacturer), ProSieben Media AG (media), EMAP Plc, Pearson Plc, United News & Media Plc (publishing), Delhaize "Le Lion" SA, Dixons Group Plc (retailing), and Misys Plc (technology). We believe that all these companies have the potential for double-digit growth in earnings in 1999.

We also believe that the environment for financial stocks would be less favorable as global growth slowed. Our concern about emerging and capital markets exposure led us to sell our holdings in Banco Bilbao Vizcaya SA, Banco Santander SA, Bank Austria AG, and Societe Generale. While we remain underweight in financial stocks relative to the benchmark, we have recently begun to add selectively to holdings in this group, primarily in the insurance sector.

Our exposure to equities in the United Kingdom has risen at the expense of Germany during the period under review. In response to successive cuts in interest rates by the Bank of England, we expect a bottoming-out of the U.K. economy in 1999. This should lead to better investment opportunities for domestically exposed companies that stand to benefit from rising levels of activities. Our holdings in Beazer Group Plc (home building) and Vodafone Group Plc (mobile telecommunication) all fit in well with this perspective. Each earns a significant percentage of their profits in the United Kingdom.

Currency exposure is not hedged at the present time, despite our expectations of a weak Euro near-term. The sole reason for the weaker Euro, we believe, is due to economic growth exceeding expectations in the United States, while growth undershoots expectations in Continental Europe. We expect this to reverse as we move through 1999. This should result in a firmer tone for the Euro and little change overall from the start to the end of the year.

INVESTMENT OUTLOOK
The gap between fundamentals and price that we saw at the end of the third quarter has been fully corrected thanks to a liquidity-induced rally resulting from successive and widespread interest cuts by central banks around the world. In looking forward to 1999, we believe it is appropriate to reflect back on the key issues of 1998 and to seek an answer to the following question: To what degree have the problems and imbalances exposed in the global economy and financial markets in 1998 been laid to rest or resolved? The answer to this question, we believe, is the key determinant of whether one espouses a cautiously optimistic point of view for equities in 1999, or whether one characterises the rise in equities as an extension of an equity bubble that began to develop in the spring of 1998.

Our view is that external and internal conditions are set to remain challenging for equities in 1999. Many of the global macroeconomic issues that haunted the markets over the summer have not been resolved. Japan remains weakened by lack of consumption and an ongoing credit crunch that is unlikely to show material change anytime soon. Asian economies are bottoming, but will recover slowly as their systems regain liquidity, while Latin America looks set for a year of very tepid and possibly negative Gross Domestic Product growth. Strong growth in Europe has now given way to very weak trends. Declining expectations and order intake amongst industrial companies are offsetting the strength in consumption and consumer confidence. The same picture, but from a much stronger base, can be seen in the U.S., which looks set to remain the critical player in sustaining global growth. But with manufacturing slowing and corporate profits facing a challenging environment, one has


2


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

to question how long the consumer will feel good if unemployment trends start to reverse.

Global economic growth in 1999 is likely to be weak relative to 1998. The strain on corporate profits is already showing amidst declining volumes and sliding pricing power. Our valuation work shows the European markets to be fairly valued in general (using bottom-up consensus forecasts that already look too optimistic for 1999). In fact, throughout most of 1998, with the exception of early January and late third/early fourth quarter 1998, European markets have tended to trade at fair to extended valuations. By itself, valuation is not a reason for a stock or equity market to correct (either up or down). A trigger for this is needed. Valuations that are fair to extended leave little room for disappointment, and as we have written in the past, make the markets vulnerable to external shocks. For 1999, we believe the following are the key external risks: a surprise rise in interest rates in the U.S. (short or long), a crash in the dollar or yen, further implosion of the Japanese economy, Euro failure, further downward pressure on commodity and oil prices, or a crisis in Brazil.

Until such time as we discern a shift in the direction of economic indicators and activities from today's levels, we think that the trends in place for the last several quarters will remain intact. That is to say that large cap, earnings momentum-driven companies will probably continue to lead in terms of relative performance. It also suggests to us that interactive forces between the economy and the stock markets are likely to remain in place. This should leave the bias in the direction of equity prices toward the upside despite our valuation concerns. But given the disparity in valuations between large and small cap stocks, as well as growth and value stocks, WE EXPECT 1999 TO PROVIDE MORE BROAD-BASED OPPORTUNITIES IN TERMS OF STOCK SELECTION THAN 1998. Our cautiously optimistic view is predicated on the fact that we expect market breadth to widen from the narrow concentration seen throughout 1998. Even so, we are holding cash balances above normal until such time as prices offer more downside protection.

It is not too hard these days to find companies with clean balance sheets, attractive dividend yields, and double digit return on capital employed (ROCE) that are selling at single digit multiples on trough 1999 earnings estimates. In equal measure, it is not hard to find companies trading at multiples that even aggressive growth managers would find daunting from a long-term return perspective. If the bull market has further to run, then we think 1999 will present opportunities for both sets of companies (perhaps the latter early on in the year and the former group in the second half). As such, we prefer to keep the Fund's portfolios "barbelled"--that is, between high multiple companies with strong franchises and good growth prospects (which for the most part is already discounted in the share price), and those companies that are still growing (and adding economic value), albeit at a below trend pace, but where value remains outstanding both in relative and absolute terms. If we are right about volatility in 1999, and we expect it will be more evenly spread than last year, then the "barbelled" set of holdings in our portfolio should provide for moderate relative volatility and above average returns. We expect 1999 to be no less challenging than 1998.

As always, we appreciate your investment in the New Europe Fund and look forward to reporting its progress to you in the coming period.

Sincerely,


John D. Carifa
Chairman and President


Stephen Beinhacker
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      22.71%         17.47%
Five Years                    16.09%         15.09%
Since Inception*              11.94%         11.38%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      21.81%         17.81%
Five Years                    15.28%         15.28%
Since Inception*              13.38%         13.38%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      21.86%         20.86%
Five Years                    15.30%         15.30%
Since Inception*              17.80%         17.80%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1998)

                             CLASS A        CLASS B        CLASS C
                            ---------      ---------      ---------
1 Year                        19.67%         20.12%         23.10%
5 Years                       15.92%         16.10%         16.10%
Since Inception*              11.28%         13.27%         17.75%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 4/2/90 Class A; 3/5/91 Class B; 5/3/93 Class C.


4


TEN LARGEST HOLDINGS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                         U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Nokia AB Oyj Corp. Series A                      $17,830,253         5.5%
Zurich Allied AG                                   9,895,472         3.1
Novartis AG                                        8,617,294         2.7
Vodafone Group Plc.                                7,644,021         2.4
ING Groep NV                                       7,526,648         2.3
Suez Lyonnaise des Eaux                            6,602,095         2.1
Schweizerische Rueckversicherungs-Gesellschaft     6,130,576         1.9
Equant NV                                          6,063,750         1.9
Tabacalera, SA Series A                            6,050,282         1.9
Endesa, SA                                         5,570,746         1.7
                                                 $81,931,137        25.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)
_______________________________________________________________________________

                                                           SHARES
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                         COUNTRY             BOUGHT     1/31/99
-------------------------------------------------------------------------------
Assurance Generales de France     France              63,600      63,600
Banca di Roma                     Italy            2,145,000   2,145,000
Barco NV                          Belgium             11,440      11,440
DaimlerChrysler AG                Germany             48,700      48,700
Delhaize "Le Lion" SA             Belgium             36,730      36,730
Koninklijke Ahold NV              Netherlands        135,000     135,000
Mannesmann AG                     Germany             35,500      35,500
Novartis AG                       Switzerland          2,650       4,600
SEITA                             France              78,165      78,165
Williams Plc.                     United Kingdom     508,000     508,000

                                                                HOLDINGS
SALES                             COUNTRY               SOLD     1/31/99
-------------------------------------------------------------------------------
Adidas-Salomon AG                 Germany             25,400          -0-
Akzo Nobel NV                     Netherlands        182,720      44,080
British Aerospace Plc.            United Kingdom     456,800     175,092
Julius Baer Holdings AG           Switzerland          1,125          -0-
Nokia AB Oyj Corp. Series A       Finland             62,000     122,000
Royal Philips Electronics NV      Netherlands        114,000          -0-
Telecom Italia Mobile SpA         Italy              809,000          -0-
Thyssen AG                        Germany             17,060          -0-
Total, SA Cl.B                    France              21,562          -0-
Veba AG                           Germany             51,200          -0-


5


INDUSTRY DIVERSIFICATION
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                  PERCENT OF
                                                U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                             $  1,323,891         0.4%
Basic Industries                                   9,496,363         3.0
Capital Goods                                     13,352,546         4.1
Consumer Manufacturing                            33,899,019        10.5
Consumer Services                                 30,991,918         9.6
Consumer Staples                                  37,894,569        11.8
Energy                                             7,113,551         2.2
Finance                                           58,495,595        18.2
Healthcare                                        23,522,702         7.3
Multi-Industry                                    21,411,489         6.7
Technology                                        23,894,003         7.4
Utilities                                         32,970,854        10.3
Total Investments                                294,366,500        91.5
Cash and receivables, net of liabilities          27,166,933         8.5
Net Assets                                      $321,533,433       100.0%


6


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-89.0%
BELGIUM-1.8%
Barco NV                                         11,440     $  2,433,112
Delhaize "Le Lion" SA                            36,730        3,421,365
                                                             ------------
                                                               5,854,477

DENMARK-1.1%
Ratin A/S Cl. B                                  16,730        3,479,820

FINLAND-7.1%
Nokia AB Oyj Corp. Series A                     122,000       17,830,253
Orion-yhtymae Oy Ser. B                         105,740        2,387,231
Stora Enso Oyj Cl. R                            301,400        2,714,957
                                                             ------------
                                                              22,932,441

FRANCE-12.5%
Assurances Generales de France                   63,600        3,732,513
Banque Nationale de Paris                        53,500        4,864,820
Compagnie de Saint-Gobain                        19,500        2,732,372
Compagnie Francaise d'Etudes et de
  Construction Technip, SA                       29,000        2,572,688
Essilor International, SA                         7,100        2,971,671
Sanofi, SA                                       23,000        4,525,520
Schneider, SA                                    63,000        3,661,474
SEITA                                            78,165        4,445,052
Suez Lyonnaise des Eaux                          32,000        6,602,095
Valeo, SA                                        47,739        4,202,511
                                                             ------------
                                                              40,310,716

GERMANY-5.9%
DaimlerChrysler AG (a)                           48,700        5,054,246
Mannesmann AG                                    35,500        4,966,243
Merck KGaA                                       65,820        2,395,534
Schmalbach Lubeca AG                             19,128        2,284,301
Volkswagen AG                                    55,000        4,297,481
                                                             ------------
                                                              18,997,805

GREECE-0.6%
Panafon Hellenic Telecom, SA (GDR) (a)           60,130        2,020,368

IRELAND-1.4%
CRH Plc.                                        265,100        4,332,063

ITALY-4.8%
Banca di Roma (a)                             2,145,000        3,183,702
ENI SpA                                         567,000        3,366,263
Telecom Italia SpA                              524,388        4,914,445
Unicredito Italiano SpA                         737,000        4,015,111
                                                             ------------
                                                              15,479,521

NETHERLANDS-7.7%
Akzo Nobel NV                                    44,080        1,764,732
Equant NV (a)                                    77,000        6,063,750
ING Groep NV                                    129,000        7,526,648
Koninklijke Ahold NV                            135,000        5,251,150
Thermo Eurotech NV (a) (b)                      160,000          495,463
Wolters Kluwerc NV                               18,100        3,580,944
                                                             ------------
                                                              24,682,687

PORTUGAL-0.8%
Electricidade de Portugal, SA                   105,000        2,567,570

SPAIN-6.5%
Endesa, SA                                      200,000        5,570,746
Repsol, SA                                       69,000        3,747,287
Tabacalera, SA Ser. A                           261,150        6,050,282
Telefonica, SA                                  105,090        4,810,850
  rights, expiring 1/30/99 (a)                  105,090           95,619
Unidad Editorial, SA Series A (a) (b)           549,920          601,447
                                                             ------------
                                                              20,876,231

SWEDEN-4.1%
Astra AB Ser. A                                 121,500        2,625,452
Autoliv, Inc. (SDR)                             120,000        4,962,938
Electrolux AB Ser. B                            179,500        2,785,337
ForeningsSparbanken AB                          107,500        2,853,690
                                                             ------------
                                                              13,227,417

SWITZERLAND-10.8%
Nestle, SA                                        1,395        2,553,269
Novartis AG                                       4,600        8,617,294
Schindler Holding AG                              1,330        2,157,568
  REGD                                              446          783,284


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft                                    2,470     $  6,130,576
Swatch Group AG                                  15,240        1,988,574
UBS AG                                            7,500        2,428,058
Zurich Allied AG                                 13,400        9,895,472
                                                             ------------
                                                              34,554,095

UNITED KINGDOM-23.9%
Amvescap Plc.                                    89,100          738,277
Bank of Scotland                                341,366        4,335,588
Beazer Group Plc.                               469,900        1,106,917
British Aerospace Plc.                          175,092        1,323,891
British Airways Plc.                            449,025        2,638,809
British Energy Plc.                             289,000        3,258,702
Diageo Plc.                                     298,180        3,271,343
Dixons Group Plc.                               175,800        2,924,918
EMAP Plc.                                        93,960        1,920,827
Energis Plc. (a)                                 73,000        1,950,505
FKI Plc.                                        850,000        1,988,294
Hays Plc.                                       131,400        1,286,828
Imperial Tobacco Group Plc.                     275,600        3,177,976
Kingfisher Plc.                                 302,876        3,125,787
Ladbroke Group Plc.                             877,039        3,247,073
Misys Plc.                                      360,000        3,744,978
Norwich Union Plc.                              150,000        1,155,171
Orange Plc. (a)                                   9,500          138,027
Pearson Plc.                                     75,000        1,677,778
Provident Financial Plc.                        101,575        1,501,740
Reuters Group Plc.                              227,500        3,445,931
Royal Bank of Scotland Group Plc                204,912        3,638,811
Tomkins Plc.                                  1,177,527        4,228,640
Unilever Plc.                                   122,300        1,204,761
United Assurance Group Plc.                     337,000        3,233,696
United News & Media Plc.                        275,000        2,507,401
Vodafone Group Plc.                             392,085        7,644,021
Whitbread Plc. Cl. A                            272,999        3,903,500
Williams Plc.                                   508,000        2,596,264
                                                             ------------
                                                              76,916,454

Total Common Stocks & Other Investments
  (cost $255,032,576)                                        286,231,665

PREFERRED STOCKS-2.5%
GERMANY-2.5%
Henkel KGaA Vorzug                               33,940        2,335,403
Hornbach Holding AG                              10,000          437,880
ProSieben Media AG                               63,000        3,081,084
Wella AG                                          3,287        2,280,468
                                                             ------------
Total Preferred Stocks
  (cost $9,114,616)                                            8,134,835

TOTAL INVESTMENTS-91.5%
  (cost $264,147,192)                                        294,366,500
Other assets less liabilities-8.5%                            27,166,933
                                                             ------------
NET ASSETS-100%                                             $321,533,433


(a)  Non-income producing security.

(b)  Restricted and illiquid securities, valued at fair value (see Notes A & F).

     Glossary of Terms:
     GDR  - Global Depositary Receipt.
     SDR  - Swedish Depositary Receipt.

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $264,147,192)         $294,366,500
  Cash, at value (cost $25,349,907)                                 25,315,533
  Receivable for investment securities                               7,628,797
  Receivable for capital stock sold                                  2,443,345
  Dividends receivable                                                 829,718
  Other assets                                                          13,479
  Total assets                                                     330,597,372

LIABILITIES
  Payable for investment securities and foreign currency
    purchased                                                        7,176,755
  Payable for capital stock redeemed                                 1,193,148
  Advisory fee payable                                                 253,777
  Distribution fee payable                                             190,648
  Accrued expenses                                                     249,611
  Total liabilities                                                  9,063,939

NET ASSETS                                                        $321,533,433

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    177,676
  Additional paid-in capital                                       283,970,551
  Accumulated net investment loss                                   (1,580,650)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            8,712,331
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     30,253,525
                                                                  $321,533,433

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($127,121,565/6,768,580 shares of capital stock issued
    and outstanding)                                                    $18.78
  Sales charge--4.25% of public offering price                             .83
  Maximum offering price                                                $19.61

  CLASS B SHARES
  Net asset value and offering price per share
    ($145,893,396/8,265,966 shares of capital stock issued
    and outstanding)                                                    $17.65

  CLASS C SHARES
  Net asset value and offering price per share
    ($44,436,137/2,515,442 shares of capital stock issued
    and outstanding)                                                    $17.67

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($4,082,335/217,564 shares of capital stock issued
    and outstanding)                                                    $18.76


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $153,331)                                  $  1,205,153
  Interest                                             286,386    $  1,491,539

EXPENSES
  Advisory fee                                       1,371,106
  Distribution fee - Class A                           173,078
  Distribution fee - Class B                           647,682
  Distribution fee - Class C                           189,138
  Transfer agency                                      329,675
  Custodian                                            146,678
  Administrative                                        60,500
  Audit and legal                                       57,607
  Printing                                              36,679
  Registration                                          31,815
  Directors' fees                                       17,000
  Miscellaneous                                         32,202
  Total expenses                                     3,093,160
  Less: expense offset arrangement (See Note B)        (20,971)
  Net expenses                                                       3,072,189
  Net investment loss                                               (1,580,650)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       5,975,972
  Net realized gain on foreign currency
    transactions                                                     4,554,638
  Net change in unrealized appreciation of:
    Investments                                                    (15,027,331)
    Foreign currency denominated assets and
      liabilities                                                      (11,919)
  Net loss on investments and foreign currency
    transactions                                                    (4,508,640)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (6,089,290)


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                 JANUARY 31, 1999    JULY 31,
                                                    (UNAUDITED)       1998
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,580,650)  $   (183,175)
  Net realized gain on investments and foreign
    currency transactions                            10,530,610     43,640,270
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                          (15,039,250)    11,117,869
  Net increase (decrease) in net assets from
    operations                                       (6,089,290)    54,574,964

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Distributions in excess of net investment
    income
    Class A                                                  -0-      (163,447)
    Advisor Class                                            -0-       (18,527)
  Net realized gain on investments and foreign
    currency transactions
    Class A                                         (14,329,507)    (8,368,006)
    Class B                                         (17,661,905)    (7,564,196)
    Class C                                          (5,167,355)    (1,982,938)
    Advisor Class                                      (416,416)      (421,605)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       54,234,883    109,259,378
  Total increase                                     10,570,410    145,315,623

NET ASSETS
  Beginning of year                                 310,963,023    165,647,400
  End of period                                    $321,533,433   $310,963,023


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


12


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $60,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $247,826 for the six months ended January 31, 1999. In addition, for the six months ended January 31, 1999, the Fund's expenses were reduced by $20,971 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $17,678 from the sale of Class A shares and $1,212, $125,341 and $24,886 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended January 31, 1999, amounted to $631,847, none of which was paid to Pershing Trading Company L.P., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,047,460 and $823,533 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $134,998,859 and $125,313,687, respectively, for the six months ended January 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 1999.

At January 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $45,362,137 and gross unrealized depreciation of investments was $15,142,829, resulting in net unrealized appreciation of $30,219,308 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    JANUARY 31, 1999  JULY 31,   JANUARY 31, 1999   JULY 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            6,082,266    13,751,811    $114,031,773    $276,136,179
Shares issued in
  reinvestment of
  dividends and
  distributions          646,882       378,398      11,572,721       6,266,271
Shares converted
  from Class B            52,264        78,824         996,960       1,524,594
Shares redeemed       (5,999,050)  (12,445,170)   (113,639,950)   (249,970,416)
Net increase             782,362     1,763,863    $ 12,961,504    $ 33,956,628


14


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JANUARY 31, 1999  JULY 31,   JANUARY 31, 1999   JULY 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            2,564,935     5,344,638    $ 46,183,757   $ 104,681,961
Shares issued in
  reinvestment of
  dividends and
  distributions          764,041       400,667      12,858,820       6,334,550
Shares converted
  to Class A             (55,205)      (82,525)       (996,960)     (1,524,594)
Shares redeemed       (1,626,443)   (2,738,266)    (28,861,029)    (51,595,123)
Net increase           1,647,328     2,924,514    $ 29,184,588    $ 57,896,794

CLASS C
Shares sold            1,099,113     1,386,110    $ 19,795,802    $ 27,622,464
Shares issued in
  reinvestment of
  dividends and
  distributions          197,181       111,992       3,320,533       1,771,714
Shares redeemed         (687,946)     (536,318)    (12,399,742)    (10,257,012)
Net increase             608,348       961,784    $ 10,716,593    $ 19,137,166

ADVISOR CLASS
Shares sold              108,403       592,718     $ 2,079,674    $ 12,021,320
Shares issued in
  reinvestment of
  dividends and
  distributions           20,566        25,969         367,511         428,215
Shares redeemed          (55,675)     (696,715)     (1,074,987)    (14,180,745)
Net increase
  (decrease)              73,294       (78,028)   $  1,372,198    $ (1,731,210)


NOTE F: RESTRICTED AND ILLIQUID SECURITIES
                                                      DATE
SECURITY                                            ACQUIRED       U.S. $ COST
--------                                            --------       -----------
Thermo Eurotech NV                                   3/19/91        $512,088
Unidad Editorial, SA Series A                       10/01/92         699,170


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at January 31, 1999 was $1,096,910, representing 0.3% of net assets.


NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 24% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 1999.


16


FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS A
                                         -----------------------------------------------------------------------------------------
                                          SIX MONTHS                                                        MARCH 1,
                                            ENDED                                                            1994
                                         JANUARY 31,                 YEAR ENDED JULY 31,                      TO       YEAR ENDED
                                            1999      --------------------------------------------------    JULY 31,  FEBRUARY 28,
                                         (UNAUDITED)     1998         1997         1996         1995         1994(A)      1994
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period        $21.85       $18.61       $15.84       $15.11       $12.66       $12.53       $ 9.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (.06)(b)      .05(b)       .07(b)       .18          .04          .09          .02(b)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                (.45)        5.28         4.20         1.02         2.50          .043         .14
Net increase (decrease) in net asset
  value from operations                       (.51)        5.33         4.27         1.20         2.54          .133         .16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-          -0-        (.15)          -0-        (.09)           -0-         -0-
Distributions in excess of net investment
  income                                        -0-        (.04)        (.03)          -0-          -0-           -0-         -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                               (2.56)       (2.05)       (1.32)        (.47)          -0-           -0-         -0-
Total dividends and distributions            (2.56)       (2.09)       (1.50)        (.47)        (.09)           -0-         -0-
Net asset value, end of period              $18.78       $21.85       $18.61       $15.84       $15.11        $12.66      $12.53

TOTAL RETURN
Total investment return based on net
  asset value (c)                            (1.78)%      32.21%       28.78%        8.20%       20.22%         1.04%      33.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $127,122     $130,777      $78,578      $74,026      $86,112       $86,739     $90,372
Ratio of expenses to average net assets       1.75%(d)(e)  1.85%(e)     2.05%(e)     2.14%        2.09%         2.06%(d)    2.30%
Ratio of net investment income (loss) to
  average net assets                          (.67)%(d)     .25%         .40%        1.10%         .37%         1.85%(d)     .17%
Portfolio turnover rate                         47%          99%          89%          69%          74%           35%         94%


See footnote summary on page 20.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                     -------------------------------------------------------------------------------------------
                                      SIX MONTHS                                                          MARCH 1,
                                        ENDED                                                              1994
                                     JANUARY 31,                   YEAR ENDED JULY 31,                      TO       YEAR ENDED
                                        1999        --------------------------------------------------    JULY 31,  FEBRUARY 28,
                                     (UNAUDITED)       1998         1997         1996         1995         1994(A)      1994
                                     -----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period    $20.76         $17.87       $15.31       $14.71       $12.41       $12.32       $ 9.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)              (.13)(b)       (.08)(b)     (.04)(b)      .08         (.05)         .07         (.05)(b)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                            (.42)          5.02         4.02          .99         2.44          .023         .09
Net increase (decrease) in net asset
  value from operations                   (.55)          4.94         3.98         1.07         2.39          .093         .04

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        -0-            -0-          -0-          -0-        (.09)          -0-          -0-
Distributions in excess of net
  investment income                         -0-            -0-        (.10)          -0-          -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                           (2.56)         (2.05)       (1.32)        (.47)          -0-          -0-          -0-
Total dividends and distributions        (2.56)         (2.05)       (1.42)        (.47)        (.09)          -0-          -0-
Net asset value, end of period          $17.65         $20.76       $17.87       $15.31       $14.71       $12.41       $12.32

TOTAL RETURN
Total investment return based on net
  asset value (c)                        (2.07)%        31.22%       27.76%        7.53%       19.42%         .73%       32.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $145,893       $137,425      $66,032      $42,662      $34,527      $31,404      $20,729
Ratio of expenses to average net assets   2.46%(d)(e)    2.56%(e)     2.75%(e)     2.86%        2.79%        2.76%(d)     3.02%
Ratio of net investment income (loss)
  to average net assets                  (1.43)%(d)      (.40)%       (.23)%        .59%        (.33)%       1.15%(d)     (.52)%
Portfolio turnover rate                     47%            99%          89%          69%          74%          35%          94%


See footnote summary on page 20.


18


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS C
                                     -------------------------------------------------------------------------------------------
                                      SIX MONTHS                                                          MARCH 1,     MAY 3,
                                        ENDED                                                              1994       1993(F)
                                     JANUARY 31,                   YEAR ENDED JULY 31,                      TO           TO
                                        1999        --------------------------------------------------    JULY 31,  FEBRUARY 28,
                                     (UNAUDITED)       1998         1997         1996         1995         1994(A)      1994
                                     -----------    -----------  -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of period    $20.77         $17.89       $15.33       $14.72       $12.42       $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)              (.13)(b)       (.08)(b)     (.04)(b)      .08         (.07)         .06         (.04)(b)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                            (.41)          5.01         4.02         1.00         2.46          .032         .16
Net increase (decrease) in net asset
  value from operations                   (.54)          4.93         3.98         1.08         2.39          .092         .12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        -0-            -0-          -0-          -0-        (.09)          -0-          -0-
Distributions in excess of net
  investment income                         -0-            -0-        (.10)          -0-          -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                           (2.56)         (2.05)       (1.32)        (.47)          -0-          -0-          -0-
Total dividends and distributions        (2.56)         (2.05)       (1.42)        (.47)        (.09)          -0-          -0-
Net asset value, end of period          $17.67         $20.77       $17.89       $15.33       $14.72       $12.42       $12.33

TOTAL RETURN
Total investment return based on net
  asset value (c)                        (2.02)%        31.13%       27.73%        7.59%       19.40%         .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $44,436        $39,618      $16,907      $10,141       $7,802      $11,875      $10,886
Ratio of expenses to average net assets   2.46%(d)(e)    2.56%(e)     2.74%(e)     2.87%        2.78%        2.76%(d)     3.00%(d)
Ratio of net investment income (loss)
  to average net assets                  (1.41)%(d)      (.41)%       (.23)%        .58%        (.33)%       1.15%(d)     (.52)%(d)
Portfolio turnover rate                     47%            99%          89%          69%          74%          35%          94%


See footnote summary on page 20.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      ADVISOR CLASS
                                            ------------------------------------
                                            SIX MONTHS                 OCTOBER 2,
                                               ENDED                    1996(F)
                                            JANUARY 31,  YEAR ENDED       TO
                                               1999        JULY 31,     JULY 31,
                                            (UNAUDITED)     1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $21.79       $18.57       $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                (.04)         .08          .11
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.43)        5.28         3.76
Net increase (decease) in net asset
  value from operations                         (.47)        5.36         3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.09)
Distribution in excess of net investment
  income                                          -0-        (.09)        (.14)
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)
Total dividends and distributions              (2.56)       (2.14)       (1.55)
Net asset value, end of period                $18.76       $21.79       $18.57

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.59)%      32.55%       25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $4,082       $3,143       $4,130
Ratio of expenses to average net
  assets (e)                                    1.46%(d)     1.56%        1.71%(d)
Ratio of net investment income (loss) to
  average net assets                            (.43)%(d)     .39%         .77%(d)
Portfolio turnover rate                           47%          99%          89%


(a)  The Fund changed its fiscal year end from February 28 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                        SIX MONTHS
                                           ENDED       YEAR ENDED JULY 31,
                                         JANUARY 31, ------------------------
                                            1999         1998         1997
                                        -----------  -----------  -----------
     Class A                                1.74%        1.84%        2.04%
     Class B                                2.44%        2.54%        2.74%
     Class C                                2.44%        2.54%        2.73%
     Advisor Class                          1.44%        1.54%        1.71%


(f)  Commencement of distribution.


20


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

22

ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURSR